UBS Global Asset Management One North Wacker Drive Chicago, IL 60606 ubs.com/globalam-us	Notice

July 3, 2012

Merger proposals for UBS Global Equity Fund and UBS High Yield Fund
Supplement to the Prospectuses of the UBS Global Equity Fund and UBS High Yield Fund series of The UBS Funds dated October 28, 2011

The Board of Trustees (the “Board”) of The UBS Funds (the “Trust”) approved the submission of an Agreement and Plan of Reorganization (the “Plan”) to shareholders, proposing to:

•	Merge UBS Global Equity Fund into the Nationwide Global Equity Fund series of Nationwide Mutual Funds (the “Nationwide Trust”); and

•	Merge UBS High Yield Fund into the Nationwide High Yield Bond Fund series of the Nationwide Trust.

(For reference purposes hereafter, UBS Global Equity Fund and UBS High Yield Fund will be referred to, collectively, as the “UBS Funds,” while Nationwide Global Equity Fund and Nationwide High Yield Bond Fund will be referred to, collectively, as the Nationwide Funds.)

Rationale for mergers
UBS Global Asset Management (Americas) Inc. believes that each UBS Fund will benefit from a merger for the following reasons:

•
Access to Nationwide’s large distribution platform will potentially provide the opportunity for the Nationwide Funds’ asset bases to grow substantially, which could provide economies of scale benefiting shareholders; and

•	The mergers may also provide investment benefits, in terms of investable scale and diversification potential.

The Board considered these factors and others to determine that the submission of the Plan to shareholders of each UBS Fund was in the best interests of the Fund and its shareholders.

Why this is important
More information about the proposed Reorganizations will be provided to shareholders in proxy materials, which are expected to be mailed in August 2012. If approved by UBS Fund shareholders, the Reorganizations are expected to occur in the fourth quarter of 2012.

Proposed mergers
If the proposed mergers are approved by each UBS Fund’s shareholders, all of the assets and liabilities of each UBS Fund would be transferred to the corresponding Nationwide Fund in exchange for shares of the Nationwide Fund (the “Reorganizations”).

Shareholders of each class of each UBS Fund would receive shares of a corresponding class of shares of a Nationwide Fund equal in value to their investment in the UBS Fund, as follows:
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Target Funds	Acquiring Funds
UBS Global Equity Fund	Nationwide Global Equity Fund
Class A	Class A
Class C	Class C
Class Y	Institutional Class
UBS High Yield Fund	Nationwide High Yield Bond Fund
Class A	Class A
Class C	Class C
Class Y	Institutional Class

Each Reorganization is intended to be a tax-free transaction.

Closure of UBS Funds to new investments
In connection with the proposed Reorganizations, effective as of the close of business on July 16, 2012, the Board approved the closure of each class of each UBS Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Therefore:

•
Each UBS Fund will no longer offer shares for purchase, except for Class A and Class Y shares that are purchased by existing investors through systematic purchase plans, discretionary advisory programs, various wrap programs and 401(k)/ retirement plans, each of which may continue to purchase shares until it is practicable for such contributions to be terminated; and

•	Shareholders will still continue to be able to redeem their shares.

Waiver of annual Rule 12b-1 distribution fees and redemption fees and elimination of contingent deferred sales charges on redemptions
Also in connection with the proposed Reorganizations, effective as of the close of business on July 16, 2012, the Board approved the following:

•	The waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares of the UBS Global Equity Fund;

•	The waiver of the annual Rule 12b-1 distribution fee of 0.50% of average net assets that is charged to the shareholders of Class C shares of the UBS High Yield Fund;

•	The waiver of the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the UBS Fund less than 90 days after purchase; and

•	The elimination of all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases above $1 million) and Class C shares.

The annual service fee of 0.25% of average net assets that is charged on Class A and Class C shares was not eliminated.  With respect to exchanges of shares of a UBS Fund for shares of another UBS Family Fund, the length of time you held
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 your shares of the UBS Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

Additional information

•
The Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund are each expected to pursue an investment objective that is substantially similar to that of the UBS Global Equity Fund and UBS High Yield Bond Fund, respectively.

•	Each Nationwide Fund is expected to be sub-advised by UBS Global Asset Management (Americas) Inc., the current investment adviser of each UBS Fund.

•	The investment adviser of each Nationwide Fund is expected to be Nationwide Fund Advisors.

Questions
Please contact your Financial Advisor with questions regarding this Prospectus supplement.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2011 FOR FUTURE REFERENCE.

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